Exhibit 10.2

Execution Version

COMMON STOCK PURCHASE WARRANT

THIS WARRANT MAY NOT BE TRANSFERRED EXCEPT AS OTHERWISE DESCRIBED BELOW.

THE SECURITIES REPRESENTED BY THIS WARRANT ARE SUBJECT TO A STOCKHOLDER AGREEMENT DATED AS OF NOVEMBER 24, 2015, COPIES OF WHICH ARE AVAILABLE FROM GENERAL MOLY, INC. UPON REQUEST, AND ANY SALE, PLEDGE, HYPOTHECATION, TRANSFER, ASSIGNMENT OR OTHER DISPOSITION OF SUCH SECURITIES IS SUBJECT TO SUCH STOCKHOLDER AGREEMENT.

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR ANY STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF (I) SUCH REGISTRATION OR (II) AN EXEMPTION THEREFROM AND, IF REQUESTED BY THE COMPANY, AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED OR (III) IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT.

Warrant No. AW-1

GENERAL MOLY, INC.
(Incorporated under the laws of the State of Delaware)

VOID AFTER THE EXPIRATION TIME (AS DEFINED HEREIN)
Warrant to Purchase 80,000,000 Shares of Common Stock

WARRANT FOR THE PURCHASE OF SHARES OF COMMON STOCK

THIS CERTIFIES THAT, FOR VALUE RECEIVED AS OF NOVEMBER 24, 2015 (the “Issuance Date”), Amer International Group Co., Ltd., a limited liability company organized under the laws of the People’s Republic of China, or its registered assign(s) (the “Holder”) is entitled to purchase from General Moly, Inc., a Delaware corporation (the “Company”), subject to the terms and conditions set forth in this Warrant (this “Warrant”), EIGHTY MILLION (80,000,000) duly authorized, validly issued, fully paid and nonassessable shares of common stock (“Common Stock”), of the Company, at any time commencing on the date the Company first draws down funds under the Loan (the “Commencement Date”), and expiring at 5:00 p.m., Denver, Colorado time, on the earlier of (a) the sixty (60) month anniversary of the Commencement Date or (b) the twenty-four (24) month anniversary of the Investment and Securities Purchase Agreement dated as of April 17, 2015, as amended by Amendment No. 1 dated as of November 2, 2015, by and between the Company and the Holder (the “Securities Purchase Agreement”), if the Loan Agreement has not been executed by such date (the “Expiration Time”). The price for each share of Common Stock purchased hereunder (as may be adjusted as set forth herein, collectively the “Warrant Shares”) is $0.50 per share until expiration of this Warrant (as adjusted as set forth herein, the “Purchase Price”).

The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the Holder. The Company may deem and treat the registered holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

Capitalized terms used and not defined herein shall have the meanings assigned to them in the Securities Purchase Agreement.

The Holder agrees with the Company that this Warrant is issued, and all the rights hereunder shall be held, subject to all of the conditions, limitations and provisions set forth herein.

1.                                            EXERCISE OF WARRANT.

A.                                          MANNER OF EXERCISE. This Warrant may be exercised in whole at any time, or in part from time to time, during the period commencing on the Commencement Date and expiring on the Expiration Time or, if any such day is a Saturday, Sunday or any other day on which commercial banks in New York City or Beijing, China are authorized or required by law to close, then on the next succeeding day that shall not be such a day by presentation and surrender of this Warrant to the Company at its principal office with the Purchase Form attached as Annex I (the “Purchase Form”) duly executed and accompanied by payment (either in cash, by wire transfer or by certified or official bank check, payable to the order of the Company) of the Purchase Price for the number of shares specified in the Purchase Form.  In the event that this Warrant is exercised in part, the Company at its expense will execute and deliver a new Warrant of like tenor exercisable for the number of Warrant Shares for which this Warrant may then be exercised.

B.                                          STATUS AS HOLDER OF WARRANT SHARES; TAXES; EXPIRATION. Upon receipt by the Company of a duly executed Purchase Form, together with the aggregate Purchase Price for the Warrant Shares subject to such Purchase From, the Holder shall be deemed to be the holder of record of the Warrant Shares issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such Warrant Shares shall not then be actually delivered to the Holder. The Company shall pay any and all documentary stamp or similar issue taxes payable in respect of the issue or delivery of Warrant Shares.  This Warrant shall become void, and all rights hereunder shall cease, at the Expiration Time.  The Company in its sole discretion may extend the duration of this Warrant by delaying the Expiration Time.

C.                                          ISSUANCE OF CERTIFICATES.  As soon as practicable after the exercise of all or any portion of this Warrant, and in any event within fifteen (15) days after the delivery to the Company of the Purchase Form (the “Warrant Share Delivery Date”), the Company shall (i) deliver such Warrant Shares subject to such Purchase From electronically if such means is otherwise presently available to and utilized by the Company, registered in such name or names as may be directed by the Holder, or, at the Holder’s request, issue to the Holder a certificate or certificates (as requested by the Holder) for the number of full Warrant Shares to which the Holder is entitled, and (ii) if this Warrant has not been exercised in full, at the request of the Holder and upon surrender of this Warrant, issue to the Holder a new countersigned warrant evidencing the rights of the Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new warrant shall in all other respects be identical with this Warrant.  If the Company fails to deliver the Warrant Shares by the applicable Warrant Share Delivery Date, the Holder shall have the right to rescind such exercise.

D.                                    RIGHT OF COMPANY TO REQUIRE EXERCISE.  If the Trading Price of the Common Stock exceeds $2.00 per share for sixty (60) consecutive days at any time after the thirty (30) month anniversary of the Commencement Date and prior to the Expiration Time, the Company may require the Holder to exercise some or all of this Warrant, as determined by the Company in its sole discretion.

2.                                            RESERVATION OF SHARES; AUTHORITY. The Company shall at all times reserve for issuance and delivery upon exercise of this Warrant all Warrant Shares or other shares of capital stock of the Company (and other securities and property) from time to time receivable by the Holder upon exercise of this Warrant.  The Company covenants that all Warrant Shares (and other securities and property) which may be issued upon the exercise of the purchase rights represented by this Warrant are duly authorized and, when issued upon such exercise, will be validly issued, fully paid and nonassessable and free of all preemptive rights, taxes, liens or charges.  Except as contemplated by the Securities Purchase Agreement, neither the issuance of this Warrant nor the issuance of Warrant Shares on a full or partial exercise of this Warrant (i) is subject to or requires approval of the shareholders of the Company, including any requirement for such approval under the rules of any securities exchange on which the shares of the Company are listed, (ii) is subject to any approval or consent by a governmental authority or regulatory agency, (iii) violates any agreement to which the Company is a party or by which the Company is bound, or (iv) violates any requirements of any stock exchange on which the Common Stock is or may be listed.  Subsequent to the issuance of this Warrant and prior to the Commencement Date, the Company and the Holder agree to cooperate in making any required filing under any applicable regulatory requirements that may be necessary in connection with the exercise of this Warrant.  Filing fees for any such filing shall be paid by the Company.  The Company shall cause the Warrant Shares to be listed on any securities exchange upon which shares of Common Stock of the Company are listed at the time of any exercise.

3.                                            NO FRACTIONAL SHARES. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. If the holder of this Warrant would be entitled, upon the exercise of this Warrant, to receive a fractional interest in a share, the Company shall, upon such exercise, purchase such fractional interest, on the basis of the Closing Price on the Business Day before the Purchase Form and this Warrant are duly surrendered to the Company for a full or partial exercise hereof.

4.                                      CHARGES, TAXES AND EXPENSES. The issuance of Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of such issuance, all of which taxes and expenses shall be paid by the Company.

5.                                      OBLIGATIONS ABSOLUTE. The Company’s obligations to issue and deliver Warrant Shares in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of Warrant Shares. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver the Warrant Shares upon exercise of the Warrant as required pursuant to the terms hereof.

6.                                            STOCK DIVIDENDS; SPLIT-UPS. If after the issuance of this Warrant, the Company shall (i) pay a dividend or make any other distribution payable in shares of Common Stock, options, convertible securities or other Equity Securities, or (ii) subdivide its outstanding shares of Common Stock into a greater number of shares by a split-up of shares, recapitalization or other similar event, then, on the effective day thereof, the number of Warrant Shares shall be proportionally increased or decreased, as applicable, and the then applicable Purchase Price shall be correspondingly adjusted.

7.                                            AGGREGATION OF SHARES. If after the date hereof the number of outstanding shares of Common Stock is decreased by a consolidation, combination, reverse stock split, or reclassification of shares of Common Stock or other similar event, then, after the effective date of such consolidation, combination or reclassification, the number of Warrant Shares shall be decreased in proportion to such decrease in outstanding shares and the then applicable Purchase Price shall be correspondingly increased.

8.                                      PRO RATA DISTRIBUTIONS. If the Company, at any time prior to the Expiration Time, shall declare, or distribute any dividend or other distribution to all holders of Common Stock (and not to the Holder of the Warrant) of assets or evidence of its indebtedness (including cash and cash dividends), then in each such case the Purchase Price shall be adjusted by multiplying the Purchase Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction, of which the denominator shall be the Purchase Price, and of which the numerator shall be such Purchase Price less the then per share fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of the Common Stock as mutually agreed by the Company and the Holder. The adjustment shall be described in a statement provided to the Holder. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

9.                                            REORGANIZATION, ETC. If after the date hereof there is a capital reorganization (other than a stock dividend or split-up as covered by Section 6 or an aggregation of shares as covered by Section 7), reclassification of the Common Stock, consolidation or merger of the Company with another corporation or entity, sale of all or substantially all of the Company’s assets or similar transaction in which the holders of the Company’s Common Stock are entitled to receive stock, securities or assets with respect to or in exchange for Common Stock (each such event, a “Fundamental Change”), this Warrant shall, immediately after the Fundamental

Change, remain outstanding and shall thereafter (unless Holder elects otherwise), in lieu of or in addition to (as the case may be) the number of Warrant Shares then subject to this Warrant, be exercisable for the kind and number of shares of stock or other securities or assets to which the Holder would have been entitled if the Holder had exercised this Warrant in full immediately prior to such Fundamental Change.  In the event that the stock, securities or assets being issued with respect to or in exchange for Common Stock are being issued by a person or entity other than the Company, the Company shall, as a condition to such Fundamental Change, obtain the agreement of the other person or entity to be bound by the terms of this Warrant and provide Holder an Event Notice of the Fundamental Change in accordance with the requirements of Section 17 below.

10.                                     FORM OF WARRANT. This Warrant need not be changed because of any adjustment pursuant to the terms herein, and any form of warrant issued after such adjustment may state the same Purchase Price and the same number of shares as is stated in this Warrant. However, the Company may at any time in its sole discretion make any change in the form of this Warrant that the Company may deem appropriate and that does not affect the substance thereof or adversely affect the rights of Holder hereunder, and any warrant thereafter issued, whether in exchange or substitution for this Warrant or otherwise, may be in the form as so changed. The Company agrees to promptly notify the Holder of any adjustment to the number of shares, securities or other assets subject to this Warrant or the Purchase Price of the Warrant, any changes to the form of this Warrant or any other change pursuant to the terms herein and to provide Holder with a statement of such changes at the request of the Holder.  Each such notification or statement shall be accompanied by a certificate of an executive officer of the Company setting forth in reasonable detail such adjustment(s) and the facts upon which it is based and certifying the calculation thereof.

11.                                     REGISTRATION RIGHTS.  The Warrant Shares shall be entitled to the registration rights set forth in Article IV of the Securities Purchase Agreement, subject to the terms and conditions thereof.

12.                               TRANSFER OF WARRANTS. The Holder understands and agrees that this Warrant and the Warrant Shares have not been registered under the 1933 Act or similar state laws. This Warrant and/or Warrant Shares cannot be sold or transferred unless (i) such transfer is so registered or (ii) an exemption from registration is available at the time of transfer and, if requested by the Company, an opinion of counsel satisfactory to the Company to the effect that such registration is not required is delivered to the Company. Subject to the foregoing limitations, the Company shall register the transfer, from time to time, of this Warrant upon the Company’s Warrant Register, upon surrender of this Warrant for transfer, accompanied by a duly executed Assignment Form in the form attached as Annex II, with signatures properly guaranteed as indicated. Upon any such transfer, a new warrant or warrants representing the aggregate number of this Warrant shall be issued and this Warrant shall be cancelled by the Company.

A restrictive legend shall be placed upon each share certificate (or reflected in the records of the Company’s transfer agent, in the case of shares issued in book-entry form) acquired upon exercise of this Warrant in substantially the following form:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AMENDED (THE “1933 ACT”), OR ANY STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF (I) SUCH REGISTRATION OR (II) AN EXEMPTION THEREFROM AND, IF REQUESTED BY THE COMPANY, AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED OR (III) IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A STOCKHOLDER AGREEMENT DATED AS OF NOVEMBER 24, 2015, COPIES OF WHICH ARE AVAILABLE FROM GENERAL MOLY, INC. UPON REQUEST, AND ANY SALE, PLEDGE, HYPOTHECATION, TRANSFER, ASSIGNMENT OR OTHER DISPOSITION OF SUCH SECURITIES IS SUBJECT TO SUCH STOCKHOLDER AGREEMENT.

The first paragraph of the foregoing legend will be removed from the certificates representing any Warrant Shares, at the request of the holder thereof, at such time as they become the subject of an effective resale registration statement or they become eligible for resale without regard to the volume limitations or other limitations on manner of sale pursuant to Rule 144 under the 1933 Act.

The second paragraph of the foregoing legend will be removed from the certificates representing any Warrant Shares, at the request of the holder thereof, at such time as the Stockholder Agreement has terminated or if the Warrant Shares are being issued to a party not subject to the Stockholder Agreement in a manner permitted under the Stockholder Agreement.

13.                               NO RIGHTS AS STOCKHOLDERS.  Except as otherwise specifically provided herein, prior to the exercise of this Warrant in accordance with the terms hereof and payment of the full exercise price therefor, the Holder will not be entitled to any rights by virtue hereof as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends or other distributions, to exercise any preemptive rights, to consent or to receive notice as stockholders of the Company in respect to the meetings of stockholders or the election of directors of the Company or any other matter.

14.                               LOST, STOLEN, MUTILATED OR DESTROYED WARRANTS.  If this Warrant is lost, stolen, mutilated, or destroyed, the Company may on such terms as to indemnity or otherwise as it may reasonably impose (it being understood that a written indemnification agreement or affidavit of loss from the Holder shall be a sufficient indemnity and no such indemnity shall include the posting of any bond), issue a new warrant of like denomination, tenor, and date. Notwithstanding the forgoing, no indemnification shall be required if a mutilated Warrant is surrendered to the Company for cancellation.  Any such new warrant shall constitute a substitute contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated, or destroyed Warrant shall be at any time enforceable by anyone.

15.                               NO IMPAIRMENT.  The Company shall not, by amendment to its certificate of incorporation or bylaws, or through any reorganization, recapitalization, transfer of assets, consolidation, merger dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it under the terms of this Warrant, but shall at all times in good faith assist in the carrying out of the provisions of this Warrant and the taking of all such action as may be reasonable requested by the Holder in order to protect the exercise rights of Holder against dilution of other impairment, consistent with the tenor and purpose of this Warrant.

16.                               GOVERNING LAW; LANGUAGE; WAIVER OF JURY TRIAL.

(a)                                 This Warrant and the rights and obligations of the parties hereunder shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to the conflict of laws principles thereof that would cause the application of the laws of any jurisdiction other than the State of Delaware.

(b)                                 This Warrant has been negotiated and executed by the parties in English.  In the event any translation of this Warrant is prepared for convenience or any other purpose, the provisions of the English version shall govern.

(c)                                  Each of the parties hereto hereby waives to the fullest extent permitted by applicable law any right it may have to a trial by jury with respect to any litigation directly or indirectly arising out of, under or in connection with this Warrant or the transactions contemplated hereby.

17.                               NOTICES OF CERTAIN ACTIONS.

In the event:

(a)                                 the Company sets a record date with respect to the holders of Common Stock for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right;

(b)                                 the number of outstanding shares of Common Stock is increased by a stock dividend payable in shares of Common Stock or by a split-up of shares of Common Stock or other similar event;

(c)                                  the number of outstanding shares of Common Stock is decreased by a consolidation, combination, reverse stock split, or reclassification of shares of Common Stock or other similar event;

(d)                                 of any Fundamental Change; or

(e)                                  of the voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then, and in each such case, the Company will provide written notice (an “Event Notice”) to the Holder at least fifteen (15) days prior to (i) the record date in the case of (a), (b) or (c) above, specifying the record date and the amount and character of such dividend, distribution or right, and (ii) the effective date of any event specified in clause (d) or (e) above, specifying the effective date on which such event is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock will be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such event, if applicable. Any failure to mail an Event Notice required by this Section 17 or any defect therein or in the mailing thereof will not affect the validity of the corporate action required to be specified in such Event Notice. Nothing herein shall prohibit the Holder from exercising this Warrant during the fifteen (15) day period commencing on the date of an Event Notice, provided that such exercise occurs prior to the Expiration Time and the Holder otherwise complies with the terms hereof.

18.                               MISCELLANEOUS

A.                                          DELIVERY OF NOTICE. Any notice or other communication to be given or delivered shall be delivered in accordance with the notice provisions of the Securities Purchase Agreement.

B.                                          ENTIRE AGREEMENT. This Warrant, together with the Securities Purchase Agreement, the Stockholder Agreement and any other document executed in connection with this Warrant or the Securities Purchase Agreement, embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings relating to the subject matter hereof. No statement, representation, warranty, covenant or agreement not expressly set forth in this Warrant, the Securities Purchase Agreement or any other document executed in connection with this Warrant or the Securities Purchase Agreement shall affect, or be used to interpret, change or restrict, the express terms and provisions of this Warrant.

C.                                          RIGHTS AND OBLIGATIONS SURVIVE EXERCISE OF WARRANT. Unless otherwise provided herein, the rights and obligations of the Company and Holder shall survive the exercise of this Warrant.

D.                                    NON-WAIVER.  No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice Holder’s rights, powers or remedies, notwithstanding the fact that all rights hereunder terminate on the Expiration Time.

E.                                           EQUITABLE RELIEF.  The Company and the Holder acknowledge that a breach or threatened breach of any of the obligations under this Warrant would give rise to irreparable harm to the other party for which monetary damages would not be an adequate remedy and hereby agree that in the event of a breach or threatened breach, the aggrieved party shall have the right, in addition to all other rights and remedies, to equitable relief, including a restraining order, injunction, specific performance or any other relief that may be available to the aggrieved party.

F.                                      DISPUTE RESOLUTION.  All disputes between the parties arising out of, relating to or in connection with this Agreement and not otherwise settled by agreement between the parties shall be exclusively and finally settled in accordance with Schedule 4 of the Securities Purchase Agreement, which hereby is incorporated, mutatis mutandis, by reference into this Warrant

G.                                          SUCCESSORS AND ASSIGNS.  This Warrant and the rights evidenced hereby shall be binding on, and inure to the benefit of, the successors and assigns of the parties.  The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and shall be enforceable by any such Holder or holder of Warrant Shares.

H.                                         FEES AND EXPENSES. Except as otherwise expressly set forth in this Warrant, the Securities Purchase Agreement or any other document executed in connection with this Warrant or the Securities Purchase Agreement, each of the parties shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Warrant and the transactions contemplated hereby.

I.                                              COUNTERPARTS. This Warrant may be executed in counterparts and via facsimile or other similar electronic transmission, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the Company and Holder have each caused this Warrant to be duly executed, manually or in facsimile, by the undersigned thereunto duly authorized.

GENERAL MOLY, INC.

By:	/s/ Bruce D. Hansen
Name:	Bruce D. Hansen
Title:	CEO

AMER INTERNATIONAL GROUP CO., LTD.

By:	/s/ Wenyin Wang
Name:	Wenyin Wang
Title:	Chairman

[SIGNATURE PAGE - COMMON STOCK PURCHASE WARRANT]

ANNEX I

TO COMMON STOCK PURCHASE WARRANT

PURCHASE FORM

To:	Dated:

The undersigned, pursuant to the provisions set forth in the attached Warrant (No.    ) (the “Warrant”), hereby irrevocably elects to purchase            shares of the Common Stock covered by such Warrant.

The undersigned herewith makes payment of the full exercise price for such shares at the price per share provided for in such Warrant, which is $         in lawful money of the United States.

Capitalized terms used but not defined herein have the meaning assigned to such terms in the Warrant.

[Name]

Name:
Title:
Address:

ANNEX II

TO COMMON STOCK PURCHASE WARRANT

ASSIGNMENT FORM

FOR VALUE RECEIVED,                                  hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant (No.       ) with respect to the number of shares of Common Stock covered thereby set forth below, unto:

Name of Assignee	Address	No. of Shares

Dated:

[Name]

Name:
Title:

Signature Guaranteed:

By:

The signature should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program) pursuant to Rule 17Ad-15 under the Securities Exchange Act of 1934.